UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(Amendment No.    )

Filed by the Registrant  ☒                             Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

STEPSTONE GROUP INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

StepStone Group Inc. Important Notice Regarding the Availability of Proxy Materials P.O. BOX 8016, CARY, NC 27512-9903 Stockholders Meeting to be held on September 14, 2022 For Stockholders of record as of July 19, 2022 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy materials, including the Notice and Proxy Statement and Annual Report, and to obtain directions to attend the meeting, go to: www.proxydocs.com/STEP To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. For a convenient way to view proxy materials and VOTE go to www.proxydocs.com/STEP Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions. If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before September 02, 2022. To order paper materials for this and/or future meetings, use one of the following methods. INTERNET TELEPHONE * E-MAIL www.investorelections.com/STEP (866) 648-8133 paper@investorelections.com When requesting via the Internet or telephone you will need the 12 digit * If requesting materials by e-mail, please send a blank e-mail with the 12 digit control number (located above) control number located in the shaded box above. in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting materials. StepStone Group Inc. Meeting Type: Annual Meeting of Stockholders Date: Wednesday, September 14, 2022 Time: 1:00 PM, Eastern Time Place: Annual Meeting to be held live via the Internet—please visit www.proxydocs.com/STEP for directions and more details (including how to register to attend the Annual Meeting and to view the proxy materials) You must register to attend the meeting online and/or participate at www.proxydocs.com/STEP SEE REVERSE FOR FULL AGENDA

StepStone Group Inc. Annual Meeting of Stockholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR EACH OF THE DIRECTOR NOMINEES NAMED IN PROPOSAL 1, FOR PROPOSAL 2 AND FOR 1 YEAR IN PROPOSAL 3 COMPANY PROPOSALS 1. To elect the four director nominees named in the proxy statement as Class II directors of the Company, each to serve for a three-year term and until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation, removal, retirement or disqualification. 1.01 Jose A. Fernandez 1.02 Thomas Keck 1.03 Michael I. McCabe 1.04 Steven R. Mitchell 2. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2023. 3. To vote, on a non-binding and advisory basis, on the frequency of future non-binding advisory votes to approve the compensation of our named executive officers (“Say-on Frequency”) Note: Includes authority for proxy holder to transact any other business that may be properly presented at the Annual Meeting or any adjournment or postponement thereof.